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                                   Schedule Y
   Information Concerning Activities of Insurer Members of a Holding Company

Part 1 - Organizational Chart
31-Dec-06

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
Fortis (SA/NV) and Fortis  Owns 18.7% of shares of Assurant, Inc.              FEI 39-1126612 - DE
N.V.
Assurant, Inc.
                           Owns 100% of Core, Inc.                             FEI 04-2828817 - MA
                           Owns 100% of Family Considerations, Inc.            FEI 58-2315775 - GA
                           Owns 100% of FamilySide, Inc.                       CANADA
                           Owns 100% of Florida Office Corp.                   FEI 13-3896525 - DE
                           Owns 100% of GP Legacy Place, Inc.                  FEI 13-3882719 - DE
                           Owns 100% of Insureco, Inc.                         FEI 33-0658229 - CA
                           Owns 100% of Interfinancial Inc.                    FEI 13-3036467 - GA
                           Owns 100% of Union Security Life Insurance Co. of   FEI 13-2699219; NAIC 81477 - NY
                           New York
Insureco, Inc.
                           Owns 100% of Assurant Reinsurance of Turks &        TURKS & CAICOS
                           Caicos, Ltd.
                           Owns 100% of Insureco Services, Inc.                FEI 95-2698862 - CA
Insureco Services, Inc.
                           Owns 100% of Insureco Agency & Insurance Services,  FEI 95-3097622 - CA
                           Inc. (CA)
Interfinancial Inc.
                           Owns 100% of ALOC Holdings ULC                      CANADA
                           Owns 100% of American Bankers Insurance Group       FEI 59-1985922- FL
                           Owns 100% of American Memorial Life Insurance       FEI 46-0260270; NAIC 67989- SD
                           Company
                           Owns 100% of American Security Insurance Company    FEI 58-1529575; NAIC 42978 - DE
                           Owns 100% of Denticare of Alabama, Inc.             FEI 59-3063687 - AL
                           Owns 100% of Disability Reinsurance Management      FEI 01-0483086 - DE
                           Services, Inc.
                           Owns 100% of John Alden Financial Corporation       FEI 59-2840712 - DE
                           Owns 100% of Safeco Financial Institution           FEI 33-0388029 - CA
                           Solutions, Inc.
                           Owns 100% of SSDC, Corp.                            FEI 38-3357459 - DE
                           Owns 100% of Time Insurance Company                 FEI 39-0658730; NAIC 69477 - WI
                           Owns 100% of UDC Dental California, Inc.            FEI 33-0360239; NAIC 52031 - CA
                           Owns 100% of UDC Ohio, Inc.                         FEI 74-2609036; NAIC 52022 - OH
                           Owns 100% of Union Security DentalCare of Georgia,  FEI 58-1909945 - GA
                           Inc.
                           Owns 100% of Union Security DentalCare of New       FEI 52-1565653; NAIC 11244 - NJ
                           Jersey, Inc.
                           Owns 100% of Union Security Insurance Co.           FEI 81-0170040; NAIC 70408 - IA
                           Owns 100% of United Dental Care of Arizona, Inc.    FEI 86-0517444; NAIC 47708 - AZ
                           Owns 100% of United Dental Care of Colorado, Inc.   FEI 86-0631335; NAIC 52032 - CO
                           Owns 100% of United Dental Care of Michigan, Inc.   FEI 38-2833988; NAIC 11111 - MI
                           Owns 100% of United Dental Care of Missouri, Inc.   FEI 75-2481527; NAIC 47044 - MO
                           Owns 100% of United Dental Care of New Mexico,      FEI 86-0384270; NAIC 47042 - NM
                           Inc.
                           Owns 100% of United Dental Care of Texas, Inc.      FEI 75-2076282; NAIC 95142 - TX
                           Owns 100% of United Dental Care of Utah, Inc.       FEI 75-2635404; NAIC 95450 - UT
                           Owns 100% of United Family Life Insurance Company   FEI 13-3036472; NAIC 91693 - GA
ALOC Holdings ULC
                           Owns 100% of Assurant Life of Canada                CANADA
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
American Security
Insurance Company
                           Owns 100% of Standard Guaranty Insurance Company    FEI 58-1529579; NAIC 42986 - DE
Union Security Insurance
Company
                           Owns 100% of Dental Health Alliance, LLC            FEI 13-3830846 - DE
                           Owns 100% of Gala, Inc.                             FEI 63-1115291 - AL
John Alden Financial
Corporation
                           Owns 100% of John Alden Life Insurance Company      FEI 41-0999752; NAIC 65080 - WI
                           Owns 100% of JA Services, Inc.                      FEI 65-0040859 - DE
John Alden Life Insurance
Company
                           Owns 100% of North Star Marketing Corporation       FEI 59-2394561 - OH
JA Services, Inc.
                           Owns 100% of John Alden Service Warranty            FEI 65-0362333 - DE
                           Corporation
                           Owns 100% of John Alden Service Warranty            FEI 65-0362330 - FL
                           Corporation of Florida
                           Owns 100% of NSM Sales Corporation                  FEI 65-0416844 - NV
Time Insurance Company
                           Owns 100% of National Insurance Institute, LLC      FEI 83-0408679 - WI
American Bankers
Insurance Group, Inc.
                           Owns 100% of ABI International                      CAYMAN ISLANDS
                           Owns 100% of American Bankers Dominicana, S.A.      DOMINICAN REPUBLIC
                           Owns 100% of American Bankers Capital, Inc.         FEI 59-2731675 - DE
                           Owns 100% of American Bankers Insurance Company of  FEI 59-0593886; NAIC 10111 - FL
                           Florida
                           Owns 100% of American Bankers International         FEI 66-0568288 - PR
                           Division, Inc.
                           Owns 100% of American Bankers Life Assurance        FEI 59-0676017; NAIC 60275 - FL
                           Company of Florida
                           Owns 100% of American Bankers Management Company,   FEI 65-0597010 - FL
                           Inc
                           Owns 100% of American Bankers Sales Corporation,    FEI 59-1967729 - FL
                           Inc.
                           Owns 100% of American Reliable Insurance Company    FEI 41-0735002; NAIC 19615 - AZ
                           Owns 100% of Assurant Deutschland GmbH              GERMANY
                           Owns 100% of Assurant Group, Limited                UNITED KINGDOM
                           Owns 100% of Assurant Italia Agenzia di             ITALY
                           Assicurazioni s.r.l.
                           Owns 100% of Assurant Services Canada, Inc.         CANADA
                           Owns 100% of Assurant Services Denmark A/S          DENMARK
                           Owns 100% of Assurant Services Ireland, Ltd.        IRELAND
                           Owns 100% of Assurant Services Italia s.r.l.        ITALY
                           Owns 100% of Assurant Solutions Spain, S.A.         SPAIN
                           Owns 100% of Bankers Atlantic Reinsurance Company   FEI 98-0152782 - TURKS & CAICOS
                           Owns 100% of Federal Warranty Service Corporation   FEI 36-3596362 - IL
                           Owns 100% of Financial Exchange, Inc.               FEI 75-1391092 - TX
                           Owns 100% of Guardian Investment Services, Inc.     FEI 59-2720545 - FL
                           Owns 100% of International Financial Group, Inc.    FEI 75-2533456 - TX
                           Owns 100% of MSDiversified Corp.                    FEI 64-0660045 - MS
                           Owns 100% of National Insurance Agency              FEI 59-1357775 - FL
                           Owns 100% of Quail Roost Properties, Inc.           FEI 59-1414202 - FL
                           Owns 100% of Roadgard Motor Club, Inc.              FEI 59-2192619 - FL
                           Owns 100% of Sureway, Inc.                          FEI 59-1532747 - DE
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
                           Owns 100% of Voyager American Insurance Company,    FEI 65-0508336 - Turks & Caicos
                           Ltd.
                           Owns 100% of Voyager Group, Inc.                    FEI 59-1236556 - FL
                           Owns 100% of Voyager Service Warranties, Inc.       FEI 59-2675787 - FL
American Bankers
Insurance Company of
Florida
                           Owns 100% of American Bankers General Agency, Inc.  FEI 74-2135158 - TX
American Bankers
International Division,
Inc.
                           Owns 49% of Assurant Danos Mexico S.A.              MEXICO
                           Owns 1% of Assurant Seguradora S.A.                 BRASIL
                           Owns 1% of Assurant Services Brasil, Limitada       BRASIL
                           Owns 2% of Assurant Servicios de Mexico, S.A. de    MEXICO
                           CV
                           Owns 100% of Assurant Services of Puerto Rico,      FEI 66-0520042 - PR
                           Inc.
                           Owns 49% of Assurant Vida Mexico S.A.               MEXICO
                           Owns 74% of Caribbean American Property Insurance   FEI 66-0481184; NAIC 30590 - PR
                           Company
                           Owns 100% of ABIG Holding de Espana, S.L.           SPAIN
                           Owns 100% of Caribbean American Life Assurance      FEI 66-0448783; NAIC 73156 - PR
                           Company
ABIG Holding de Espana,
S.L.
                           Owns 99% of Assurant Argentina Compania de Seguros  ARGENTINA
                           Sociedad Anonima
                           Owns 100% of Assurant Holding de Puerto Rico, Inc.  PUERTO RICO
                           Owns 99% of Assurant Seguradora S.A.                BRASIL
                           Owns 99% of Assurant Services Brasil, Limitada      BRASIL
                           Owns 98% of Assurant Servicios de Mexico, S.A. de   MEXICO
                           CV
Assurant Holding de
Puerto Rico, Inc.
                           Owns 51% of Assurant Danos Mexico S.A.              MEXICO
                           Owns 51% of Assurant Vida Mexico S.A.               MEXICO
American Bankers
Management Company, Inc.
                           Owns 100% of Consumer Assist Network Association,   FEI 65-0597011 - DE
                           Inc.
Assurant Group LTD
                           Owns 100% of Bankers Insurance Company, Ltd.        UNITED KINGDOM
                           Owns 100% of Bankers Life Assurance Company, Ltd.   UNITED KINGDOM
Bankers Insurance
Company, Ltd.
                           Owns 100% of Bankers Insurance Service Company,     UNITED KINGDOM
                           Limited
Caribbean American Life
Assurance Company
                           Owns 26% of Caribbean American Property Insurance   FEI 66-0481184; NAIC 30590 - PR
                           Company
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
American Bankers General
Agency, Inc.
                           Controls thru a management agreement - Reliable     FEI 74-2289453; NAIC 28843 - TX
                           Lloyds Insurance
                           Company
Federal Warranty Service
Corporation
                           Owns 80% of Service Delivery Advantage, LLC         FEI 61-1455870; IL
Guardian Investment
Services, Inc.
                           Owns 1% of Assurant Argentina Compania de Seguros   ARGENTINA
                           Sociedad Anonima
MS Diversified Corp.
                           Owns 100% of MS Loan Center, Inc.                   FEI 64-0847246 - MS
                           Owns 100% of United Service Protection Corporation  FEI 64-0906751 - DE
                           Owns 100% of United Service Protection, Inc.        FEI 59-1794848 - FL
Sureway, Inc.
                           Owns 100% of Guardian Travel, Inc.                  FEI 59-2519974 - FL
Voyager Group Inc.
                           Owns 100% of Voyager Indemnity Insurance Company    FEI 58-1455416; NAIC 40428 - GA
                           Owns 100% of Voyager Property and Casualty          FEI 57-0665589; NAIC 35971 - SC
                           Insurance Company
                           Owns 100% of Voyager Service Programs Inc.          FEI 59-3110220 - FL
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